SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2004 (March 10, 2004)

Korn/Ferry International

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 900, Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

(310) 552-1834

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release, dated March 10, 2004.

Item 12. Results of Operation and Financial Condition.

On March 10, 2004, Korn/Ferry International issued a press release announcing its third quarter fiscal year 2004 results. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 12 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
Date: March 11, 2004

	By:	/s/ Gary D. Burnison
	Name:	Gary D. Burnison
	Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release, dated March 10, 2004.